UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 23, 2006

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01               OTHER EVENTS.

On January 23, 2006, Archipelago Holdings, Inc. (“Archipelago” or the “Company”) and Merrill Lynch & Co. (“Merrill”) issued a joint press release announcing that the parties have entered into a definitive agreement under which Archipelago will sell its wholly-owned subsidiary, Wave Securities, L.L.C. to Merrill. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. In addition, Archipelago has also entered into a definitive agreement with Order Execution Services Holdings, Inc. under which Archipelago will sell its wholly-owned subsidiary Archipelago Brokerage Services, L.L.C. which will operate the inbound routing executive services formely executed by Archipelago’s wholly-owned subsidiary Archipelago Trading Services, Inc. and certain Wave Customer accounts.

Forward-Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ended December 31, 2004 and its Report on Form 10-Q for the period ended September 30, 2005, each of which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Joint press release of Archipelago Holdings, Inc. and Merrill Lynch & Co. dated January 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2006	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Joint press release of Archipelago Holdings, Inc. and Merrill Lynch & Co. dated January 23, 2006.